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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  MAY 26, 2003

                            TMBR/SHARP DRILLING, INC.
             (Exact name of registrant as specified in its charter)

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
          TEXAS                                0-12757                            75-1835108
(State of incorporation)                (Commission File No.)         (IRS Employer Identification No.)



         4607 W. INDUSTRIAL BLVD.
              MIDLAND, TEXAS                                      79703
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (915) 699-5050




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ITEM 5.  OTHER EVENTS

         On May 26, 2003, TMBR/Sharp Drilling, Inc. ("TMBR") and Patterson-UTI Energy, Inc. ("Patterson") entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby TMBR will be merged with and into Patterson-UTI Acquisition, LLC, a wholly-owned subsidiary of Patterson. As a result, TMBR will become a wholly-owned subsidiary of Patterson.

         Under the terms of the Merger Agreement, TMBR shareholders will receive
0.312166 of a share of Patterson common stock and $9.09 in cash for each outstanding share of TMBR common stock that they hold as of the effective date of the merger.

         The Board of Directors of each of TMBR and Patterson have approved the merger. The merger is subject to, among other things, shareholder approval by TMBR's shareholders and various other conditions, including the receipt of any required regulatory approvals. There can be no assurance that this merger will be consummated.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         On May 27, 2003, TMBR and Patterson issued a joint press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Merger Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.                Description
         -----------                -----------

         2.1 Agreement and Plan of Merger, dated May 26, 2003, by and among Patterson-UTI Energy, Inc., Patterson-UTI Acquisition, LLC and TMBR/Sharp Drilling, Inc.*

         99.1                       Press Release, dated May 27, 2003.

         *Does not contain schedules or exhibits. A copy of such schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TMBR/SHARP DRILLING, INC.



Dated:   May 27, 2003                     By:  /s/ JEFFREY D. PHILLIPS
                                             -----------------------------------
                                             Name:  Jeffrey D. Phillips
                                             Title: President




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                                  EXHIBIT INDEX


Exhibit No.                Description
----------                 -----------

2.1 Agreement and Plan of Merger, dated May 26, 2003, by and among Patterson-UTI Energy, Inc., Patterson-UTI Acquisition, LLC and TMBR/Sharp Drilling, Inc.*


99.1                       Press Release, dated May 27, 2003.

*Does not contain schedules or exhibits. A copy of such schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.




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